Exhibit 10.0


                    Progressive Ventures International, Inc.
                               1726 East 7th Ave.
                              Tampa, Florida 33605


February 10, 1998


Mr. Brendon K. Rennert, President
Ybor City Shuttle Service, Inc.
1726 East 7th Ave., Suite 11
Tampa, Florida 33605


Brendon,

Per our verbal agreement, this letter will outline the scope of work which was performed on behalf of Ybor City Shuttle Service by Progressive Ventures International, Inc.:


     1)   Preparation of initial business plan of Company

     2)   Preparation of initial drafts of financial statements

     3)   Consultations with Company President and other Company consultants


Our fee for these services is $5,000, which is due upon receipt.

If this meets your approval, please sign where indicated below and return a copy to my attention.


Sincerely,


/s/  Richard J. Diamond
------------------------
Richard J. Diamond
President


AGREED AND ACCEPTED TO:


/s/  Brendon K. Rennert                                    Date:     2/10/98
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Brendon K. Rennert, President